ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2012
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

12. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	As of December 31,
	2011	2012	2012
	RMB	RMB	US$
Advances from customers	564	616	99
Accrued payroll and welfare payable	10,053	16,251	2,608
Business tax, value-added tax and other taxes payable	3,802	1,287	207
Accrued initial public offering costs	2,010	—	—
Others	1,148	1,443	231

Total	17,577	19,597	3,145

Advances from customers represent cash payments received from customers in advance of the delivery of handset design products and services. The advances are applied towards the purchase price and recognized as revenue when the conditions for revenue recognition have been met. Advances from customers are non-interest bearing and refundable if the Group fails to perform.